                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2007

                          BERKSHIRE HILLS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-51584               04-3510455
         --------                       --------              ----------
(State or other jurisdiction of        (Commission           (IRS Employer
         incorporation)                File Number)          Identification No.)

         24 North Street, Pittsfield, Massachusetts           01201
         ------------------------------------------           ------
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (413) 443-5601
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             -------------------------------------------------------------------
             YEAR.
             ----

         On October 25, 2007, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, amended Article V of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

         (a) Financial Statements of Businesses Acquired: Not applicable

         (b) Pro Forma Financial Information:  Not applicable

         (c) Shell Company Transactions:  Not applicable

         (d) Exhibits

             Number           Description
             ------           -----------

             3.1              Amended and Restated Bylaws of Berkshire Hills
                              Bancorp, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Berkshire Hills Bancorp, Inc.



Date: October 26, 2007                 By: /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer